                                                                      Exhibit 16
INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                          VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/97          10/31/87      $941.99        $4,297.25      356.18%     16.39%        329.72%     15.70%

5 YEARS ENDED
10/31/97          10/31/92      $942.00        $2,355.80      150.09%     20.12%        135.58%     18.69%

1 YEAR ENDED
10/31/97          10/31/96      $942.61        $1,242.81      31.85%      31.85%        24.28%      24.28%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000 **
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period

Cumulative total return is calculated using the following formula:

                                T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period
                         P   =  an initial investment of $1,000 ***

  *Initial investment less the current maximum sales charge of 5.75%.
 **The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.
***The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/97          10/31/87      $4,506.89      $4,506.89      350.69%     16.25%        350.69%     16.25%

5 YEARS ENDED
10/31/97          10/31/92      $2,470.82      $2,450.82      147.08%     19.83%        145.08%     19.64%

1 YEAR ENDED
10/31/97          10/31/96      $1,304.93      $1,254.93      30.49%      30.49%        25.49%      25.49%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC*

Cumulative total return is calculated using the following formula:

                                T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the CDSC
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period
                                after deducting the CDSC**
                         P   =  an initial investment of $1,000

* The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the 1, 5, and 10 year periods ended October 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                          VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
10/31/97          10/31/87      $4,484.42      $4,484.42      348.44%     16.19%        348.44%     16.19%

5 YEARS ENDED
10/31/97          10/31/92      $2,458.48      $2,458.48      145.85%     19.71%        145.85%     19.71%

1 YEAR ENDED
10/31/97          10/31/96      $1,301.48      $1,291.48      30.15%      30.15%        29.15%      29.15%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC*

Cumulative total return is calculated using the following formula:

                                T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the CDSC
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period
                                after deducting the CDSC**
                         P   =  an initial investment of $1,000 ***


* The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED EMERGING GROWTH FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from September 25, 1997 through October 31, 1997.


                          VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/25/97      $942.51        $918.00        -2.60%      NA            -8.20%      NA

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000 **
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period
                         P   =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED EMERGING GROWTH FUND - CLASS B SHARES

     The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from September 25, 1997 through October 31, 1997. Total return for the period prior to the commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                          VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/25/97      $974.00        $925.30        -2.60%      NA            -7.47%      NA

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after
                                deducting the CDSC **
                         P   =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED EMERGING GROWTH FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from September 25, 1997 through October 31, 1997. Total return for the period prior to the commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/25/97      $972.00        $962.28        -2.80%      NA            -3.77%      NA


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after
                                deducting the CDSC **
                         P   =  an initial investment of $1,000


* The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from November 26, 1990 through October 31, 1997 and for the 1 and 5 year periods ended October 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              11/26/90      $952.38        $1,544.48      62.17%      7.23%         54.45%      6.47%

5 YEARS ENDED
10/31/97          10/31/92      $952.98        $1,452.37      52.40%      8.79%         45.24%      7.75%

1 YEAR ENDED
10/31/97          10/31/96      $952.92        $1,052.36      10.44%      10.44%        5.24%       5.24%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000 **
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period
                         P   =  an initial investment of $1,000 ***


*   Initial investment less the current maximum sales charge of 4.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from November 26, 1990 through October 31, 1997 and for the 1 and 5 year periods ended October 31, 1997.


                          VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              11/26/90      $1,621.71      $1,621.71      62.17%      7.23%         62.17%      7.23%

5 YEARS ENDED
10/31/97          10/31/92      $1,524.03      $1,504.03      52.40%      8.79%         50.40%      8.51%

1 YEAR ENDED
10/31/97          10/31/96      $1,104.35      $1,054.35      10.44%      10.44%        5.44%       5.44%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after
                                deducting the CDSC **
                         P   =  an initial investment of $1,000

* The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                        EV MARATHON STRATEGIC INCOME FUND
                              CALCULATION OF YIELD



                        For the 30 days ended 10/31/97:

                                           Interest Income Earned:     $778,175
 Plus
                                                                     ----------
 Equal                                               Gross Income:     $778,175

 Minus                                                   Expenses:     $226,041
                                                                     ----------
 Equal                                      Net Investment Income:     $552,134

 Divided by                        Average daily number of shares
                                   outstanding that were entitled
                                             to receive dividends:   13,736,426
                                                                     ----------
 Equal                     Net Investment Income Earned Per Share:      $0.0402

                        Maximum Offering Price Per Share 10/31/97:        $9.47

                                                    30 Day Yield*:         5.15%

 *  Yield is calculated on a bond equivalent rate as follows:

         6
 2[((0.0402/$9.47)+1)-1]

INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from November 26, 1990 through October 31, 1997 and for the 1 and 5 year periods ended October 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                          VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 10/31/97    ON 10/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              11/26/90      $1,639.69      $1,639.69      63.97%      7.40%         63.97%      7.40%

5 YEARS ENDED
10/31/97          10/31/92      $1,540.87      $1,540.87      54.09%      9.03%         54.09%      9.03%

1 YEAR ENDED
10/31/97          10/31/96      $1,101.30      $1,091.42      10.13%      10.13%        9.14%       9.14%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P   =  an initial investment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T   =  cumulative total return including the maximum
                                sales charge
                         ERV =  ending redeemable value of $1,000 initial
                                investment at the end of the period after
                                deducting the CDSC **
                         P   =  an initial investment of $1,000


* The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                        EV CLASSIC STRATEGIC INCOME FUND
                              CALCULATION OF YIELD



                                    For the 30 days ended 10/31/97:

                                            Interest Income Earned:      $41,143
 Plus
                                                                      ----------
 Equal                                                Gross Income:      $41,143

 Minus                                                    Expenses:      $11,636
                                                                      ----------
 Equal                                       Net Investment Income:      $29,507

 Divided by                        Average daily number of shares
                                   outstanding that were entitled
                                              to receive dividends:      536,132
                                                                      ----------
 Equal                      Net Investment Income Earned Per Share:      $0.0550

                         Maximum Offering Price Per Share 10/31/97:       $11.95

                                                     30 Day Yield*:        5.59%

 *  Yield is calculated on a bond equivalent rate as follows:
         6
 2[((0.0550/$11.95)+1)-1]